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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



                                 April 15, 1997
                       ---------------------------------
                                 Date of Report
                       (Date of earliest event reported)



                          Beverly Enterprises, Inc.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)



       1-9550                                               95-4100309
------------------------                       ---------------------------------
(Commission file number)                       (IRS employer identification no.)


          5111 Rogers Avenue
             Suite 40-A
         Fort Smith, Arkansas                                     72919
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(Address of principal executive offices)                        (Zip code)



                                 (501) 452-6712
              ----------------------------------------------------
              (Registrant's telephone number, including area code)





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Item 5.  Other Events

         On April 16, 1997, Beverly Enterprises, Inc. ("Beverly") and Capstone Pharmacy Services, Inc. ("Capstone") announced that they have signed a definitive agreement dated April 15, 1997(the "Merger Agreement") to combine Beverly's institutional pharmacy subsidiary, Pharmacy Corporation of America ("PCA") with Capstone to create the nation's largest independent institutional pharmacy company (the "Merger"). Capstone is expected to issue approximately 50 million shares of its common stock ("Capstone Common Stock") to Beverly stockholders and assume $275 million of PCA debt incurred to repay Beverly for certain intercompany indebtedness, with any remaining intercompany balance contributed to PCA's capital. Beverly stockholders will receive, for each share of Beverly Common Stock exchanged in the Merger, a fraction of a Capstone share equal to the quotient of 50,000,000 divided by the number of Beverly shares outstanding at the effective date of the Merger, or approximately .44 of a Capstone share, based on the fully diluted number of shares of Beverly Common Stock outstanding at March 31, 1997. The exact ratio will be determined on the effective date of the Merger, and Beverly stockholders are expected to own approximately 57% of the combined pharmacy company.

         Concurrently with execution of the Merger Agreement, Beverly, Capstone and New Beverly Holdings, Inc. ("NBHI"), a wholly owned subsidiary of Beverly, also entered into an Agreement and Plan of Distribution (the "Distribution Agreement"). Under the Distribution Agreement, Beverly will transfer all of its non-PCA business, including all related assets and liabilities (the "Remaining Health Care Business") to NBHI in exchange for the issuance of NBHI Common Stock. Then, on the Distribution Date (as defined in the Distribution Agreement) and prior to the Merger, Beverly will distribute to holders of Beverly Common Stock as of the Distribution Record Date (as defined in the Distribution Agreement) the NBHI Common Stock then owned by Beverly, on the basis of one whole share of NBHI Common Stock for each outstanding whole share of Beverly Common Stock (the "Distribution"). The Distribution Agreement also sets forth various agreements between Beverly and NBHI to facilitate and accomplish the separation of PCA and its institutional pharmacy business from Beverly's Remaining Health Care Business.

         Thus, upon completion of the Distribution and the Merger, Beverly stockholders will have received one share of NBHI Common Stock (reflecting an interest in the Remaining Health Care Business) for each share of Beverly Common Stock held as of the Distribution Record Date, and will have exchanged their shares of Beverly Common Stock for shares of Capstone Common Stock (reflecting an interest in the combined institutional pharmacy businesses of PCA and Capstone) on the basis described above.

         The completion of the Merger is subject to certain conditions, including but not limited to the approval of both Beverly and Capstone stockholders, the completion of the Distribution, customary regulatory approvals and the receipt, at the option of Beverly, of either a favorable tax ruling from the IRS or an opinion reasonably acceptable to Beverly and Capstone concerning the tax-free nature of the transactions.

         This Current Report contains forward-looking information regarding proposed transactions, the consummation of which are subject to various




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conditions and uncertainties, and which information is being provided in connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties that may cause actual results to differ materially from those forecasted or contemplated. These risks and uncertainties include national and local economic conditions, market conditions, the effect of government regulation and the competitive environment in which the companies operate, and regulatory review of the pending transactions described in this Report. These and other risks and uncertainties which could affect future results may also be addressed in filings with the Securities and Exchange Commission, including Reports on Forms 10-K and 10-Q.

         The above summary of the Merger Agreement and the Distribution Agreement is not intended to be complete and is qualified in its entirety by reference to the detailed provisions of the Merger Agreement and the Distribution Agreement, which are attached hereto as Exhibits 2.1 and 2.2, respectively. In addition, a copy of the press release issued by Beverly in connection with its announcement of the above-described transaction is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

         a)      Financial statements of businesses acquired. Not applicable.

         b)      Pro forma financial information. Not applicable.

         c)      Exhibits.

                 2.1 Agreement and Plan of Merger dated April 15, 1997 by and between Beverly Enterprises, Inc. and Capstone Pharmacy Services, Inc.

                 2.2 Agreement and Plan of Distribution by and among Beverly Enterprises, Inc., New Beverly Holdings, Inc. and Capstone Pharmacy Services, Inc., dated as of April 15, 1997.

                 99.1 Press release, dated April 16, 1997, issued by Beverly Enterprises, Inc.





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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BEVERLY ENTERPRISES, INC.



                                        /s/ SCOTT M. TABAKIN
                                        -----------------------------------
                                        Scott M. Tabakin,
                                        Executive Vice President and
                                        Chief Financial Officer

Date: May 20, 1997





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                              INDEX TO EXHIBITS

EXHIBIT
NUMBER                            DESCRIPTION
-------                           -----------

 2.1 Agreement and Plan of Merger dated April 15, 1997 by and between Beverly Enterprises, Inc. And Capstone Pharmacy Services, Inc.

 2.2 Agreement and Plan of Distribution by and among Beverly Enterprises, Inc., New Beverly Holdings, Inc. and Capstone Pharmacy Services, Inc. dated as of April 15, 1997.

99.1       Press release, dated April 16, 1997, issued by Beverly Enterprises,
           Inc.